`


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-9575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-888-545-2128

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)

                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036





Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

ITEM 1. REPORTS TO SHAREHOLDERS

================================================================================






                                MEEHAN FOCUS FUND


                                  ANNUAL REPORT



                                OCTOBER 31, 2003








================================================================================

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

================================================================================


Meehan Focus Fund                                                   Distributor:
A Series of Meehan Mutual Funds, Inc.              Viking Fund Distributors, LLC
1900 M Street, N.W., Suite 600                              1400 14th Avenue, SW
Washington, D.C.  20036                                         Minot, ND  58701
(866) 884-5968                                                    (800) 933-8413


================================================================================

                                                                December 9, 2003

Dear Fellow Shareholders:

      We are pleased to report the total return for the Meehan Focus Fund ("the Fund") for its fiscal year ended October 31, 2003 was 29.43%.* The Fund's performance over this period exceeded the Standard and Poor's 500 Index** ("S&P 500") by more than 8.5 percentage points. Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ Composite Index** ("NASDAQ") by a wide margin. The Fund's results for its 2003 fiscal year, for three years and since inception are shown below with comparable results for leading market indexes.

--------------------------------------------------------------------------------
                       Fiscal Year       Annualized Return    Annualized Return
                    November 1, 2002 -       Three Years        From Inception
                    October 31, 2003     November 1, 2000 -  December 10, 1999 -
                                          October 31, 2003    October 31, 2003
--------------------------------------------------------------------------------
MEEHAN FOCUS FUND        29.43%*               1.03%               1.81%*
--------------------------------------------------------------------------------
    S&P 500**            20.80%                -8.34%              -5.89%
--------------------------------------------------------------------------------
     NASDAQ**            45.31%               -16.92%              -14.74%
--------------------------------------------------------------------------------

      The market rally that began in earnest after the March lows continued into the fall. Corporate earnings have grown significantly over the past two quarters, and recent reports show the economy has responded to the substantial fiscal and monetary stimulus injected over the past 18 months, as we expected it would. Third quarter GDP growth was the highest in 20 years, and employment numbers are improving. The more favorable employment numbers are partly due to the pickup in manufacturing activity, which in November posted its strongest gains in two decades. The resulting rise in stock prices has made finding


----------
* Total returns include the effect of reinvesting stock dividends. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance. An index is not an investment product available for purchase.

undervalued stocks more challenging, but our research continues to provide new investment ideas.

      Looking forward, we are cautiously optimistic for the type of businesses we own - companies with strong fundamentals and growing profitability. Over the past 12 months, however, technology and more speculative issues have led the market: The NASDAQ 100 trades at 38 times estimated 2004 earnings, and shares of companies losing money have risen far faster than those of profitable companies. We believe the prices of these stocks reflect overly optimistic investor sentiment, not the value of the underlying businesses, and are not sustainable. In the long run, business performance and profits drive stock prices, which is the reason we focus on buying superior companies that are growing their profits, are managed for the benefit of shareholders and are selling at reasonable prices.

      On October 31, 2003 the Fund's net asset value ("NAV") was $12.78. Since October 31 the Fund's NAV has continued to appreciate and is now $13.14. Over the past six months we added several new stocks to the Fund's portfolio, including Cintas, Sysco, Equifax and Bristol-Myers Squibb. We also added to our existing positions in Berkshire Hathaway, ADP, First Data and a number of others. In addition, we exited positions in several stocks, including Qwest Communications, Vishay Intertechnology, Adaptec and Micros Systems. Continued fixed line subscriber erosion and an inability to generate new sources of revenue caused us to lose confidence in Qwest's long-term prospects. We sold Vishay, Adaptec and Micros Systems because we believed the business prospects for these technology companies did not justify their valuations.

The Mutual Fund Scandals
------------------------

      In recent months, a series of revelations of unethical and sometimes illegal trading activities at some of the largest mutual fund families has given the mutual fund industry a black eye. In response to these disturbing events, respected mutual fund analyst and observer Morningstar has suggested investors find "small shops with conservative managers that put their own money in the fund"* - a description we believe fits the Meehan Focus Fund. Employees of the Fund's advisor, Edgemoor Capital Management, are among the Fund's largest investors, and the Fund's value orientation and buy and hold approach are conservative by nature. In addition, our Fund has had no late trading or market timing issues.


----------
* Interview with Morningstar's Don Phillips, by Harry Milling 11/20/03. Article can be found at the following web address: http://www.morningstar.com

PORTFOLIO REVIEW
----------------

      The attached Schedule of Investments identifies the stocks we own and their market value as of October 31, 2003. Our Fund held 39 stocks, and 80.5% of the Fund's assets were invested in 25 companies. Our top 10 holdings, which represented more than 43% of the Fund's portfolio, were as follows:

        Company                                                        % of Fund
        -------                                                        ---------

        1.     Berkshire Hathaway, Class B                                10.0
        2.     Progressive Corp.                                           4.3
        3.     Pfizer Inc.                                                 4.3
        4.     Automatic Data Processing Inc.                              4.2
        5.     Hubbell Inc, Class B                                        3.7
        6.     First Data Corp.                                            3.6
        7.     PerkinElmer Inc.                                            3.5
        8.     Liberty Media Corp.                                         3.4
        9.     AES Corp.                                                   3.4
        10.    Mony Group Inc.                                             3.2
                                                                          ----
                                                                          43.6

      Eight of our top ten holdings show gains since we purchased them, with Pfizer and Liberty Media being the exceptions. Despite their underperformance, our opinion of these businesses has not changed, and we believe they will provide positive returns in the long run. Our largest gains are in Progressive and Berkshire Hathaway, stocks we have owned for over three years. We outperformed the S&P 500 in our 2003 fiscal year due in large part to our holdings in AES, PerkinElmer, and Manugistics, which all increased by more than 100% over that time.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
---------------------------------------------

--------------------------------------------------------------------------------
                      Average Cost      October 31, 2003        Percent
                       per Share          Market Price          Increase
                                           per Share           (Decrease)
--------------------------------------------------------------------------------
Cendant Corp.            $11.36              $20.43              79.9%
--------------------------------------------------------------------------------
AES Corp.                 $4.06               $8.75             115.3%
--------------------------------------------------------------------------------
First Data Corp.         $38.22              $35.70             (6.6%)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Jan-03          Apr-03          Jul-03          Oct-03


Mkt Cap                         $21.87b

Forward P/E                       13.33
Price / Sales                      1.24
Price / Book                       2.18

Return on Equity                 14.92%
Dividend Yield                      N/A

CENDANT CORP. (CD)

      Cendant is a consumer and business services provider. It operates and franchises some of the best known brands in its diverse business segments, including Century 21 and Coldwell Banker real estate brokerages, Avis and Budget car rental agencies, Howard Johnson and Days Inn hotels and Jackson Hewitt tax preparation.

      We first purchased shares of Cendant over three years ago in the wake of an accounting scandal that devastated its stock price. Current management, which had no part in the scandal, has the company focused on generating free cash flow, paying down debt and buying back shares. Earnings at Cendant have risen by more than 15% in each of the past 2 years and are projected to rise more than 10% this year. This year's performance is impressive given the significant downturn in the travel and hospitality industry, which accounts for more than 50% of Cendant's revenue. Cendant's real estate brokerage business (35% of revenue) is one of the nation's largest and has compensated for the sluggish travel and hospitality segments.

      In our view the market continues to undervalue Cendant despite the nearly 80% increase in the value of its shares from our average cost. As the travel industry recovers and Cendant's earnings rise, we expect the market will recognize the company's value and further reward shareholders.

Mkt Cap                          $5.06b

Forward P/E                       13.33
Price / Sales                       .59
Price / Book                       7.37

Return on Equity                    N/A
Dividend                            N/A


AES CORP. (AES)

      AES is a global power company with operations in 28 countries on five continents. The company's operations include contract and wholesale power generation, utility ownership and power distribution in developing countries.

      We purchased AES last year after its shares declined sharply on investor concerns over collapsing global power prices, political instability in some of its major markets and high debt levels. To make matters worse, AES was tarred by the Enron brush despite the fact that it was not in the energy trading business. We believed the company's underlying businesses, while distressed, were sound and that the company had a coherent plan to navigate through its difficulties.

AES has effectively carried out its plan over the past year, completing approximately $975 million of asset sales and significantly reducing its debt burden. Cash flow is healthy and the company has returned to profitability. We expect AES to continue to de-leverage and to focus on maximizing the profitability of its existing businesses, rather than expanding, which should be more good news for shareholders.

Mkt Cap                       $27.77b

Forward P/E                     17.66
Price / Sales                    3.37
Price / Book                     6.78

Return on Equity               32.74%
Dividend Yield                   .21%

FIRST DATA CORP. (FDC)

      First Data is the dominant player in credit and debit card processing, handling nearly three times as many credit and debit card transactions as its nearest competitor, and in non-bank money transfers, where its Western Union subsidiary controls 75% of the market. First Data also owns and operates a sizeable ATM network, and provides check verification and guaranty services to merchants.

      With a long-term return on equity exceeding 21% and a 10-year record of consistent revenue and net income growth, we were pleased to find First Data selling at a reasonable valuation when we began purchasing its shares earlier this year. Western Union generates over $1 billion in pre-tax cash flow, and the money transfer business is projected to grow 18% annually through 2010. In addition, the potential for continued electronic payment transaction growth, which exceeded 20% in 2002, is substantial.

      First Data holds commanding positions in growing and profitable businesses and possesses an enthusiastic and capable management team that works hard to establish long-term alliances with customers. Although First Data showed a loss for the Fund on October 31, as of today that loss has narrowed, and we believe it will produce an excellent return in the long run.

CONCLUSION
----------

      We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV on-line at any time by typing the Fund's symbol (MEFOX) in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.


               Sincerely,



               Thomas P. Meehan

Meehan Focus Fund
Plot Points

                            Meehan Focus         S & P 500            NASDAQ
                               Fund         Total Return Index   Composite Index
          12/10/99            10,000             10,000               10,000
          01/31/00             9,738              9,916               10,963
          04/30/00            10,155             10,359               10,741
          07/31/00             9,588             10,234               10,481
          10/31/00            10,397             10,252                9,375
          01/31/01            10,891              9,827                7,715
          04/30/01            10,832              9,015                5,888
          07/31/01            11,360              8,767                5,640
          10/31/01             9,918              7,699                4,703
        01/31/2002            11,520              8,240                5,381
        04/30/2002            11,687              7,877                4,697
        07/31/2002             9,038              6,696                3,696
        10/31/2002             8,283              6,536                3,700
        01/31/2003             8,250              6,343                3,675
        04/30/2003             8,900              6,828                4,074
        07/31/2003             9,883              7,408                4,827
        10/31/2003            10,650              7,895                5,400

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                             Annualized Total Return**
                                             -------------------------

                                       One year              Since Inception
                                    Ending 10/31/03            (12/10/99)***
                                    ---------------          ---------------

Meehan Focus Fund                        29.43%                   1.81%
S&P 500 Total Return Index               20.80%                  (5.89%)
NASDAQ Composite Index                   45.31%                 (14.74%)


* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund while the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.
** Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares *** The Meehan Focus Fund commenced operations on December 10, 1999

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------
                                                       NUMBER            MARKET
                                                     OF SHARES           VALUE
                                                     ---------           -----
 COMMON STOCK -- 99.1%
 CONSUMER DISCRETIONARY
Cablevision Systems Class A                             22,000        $ 444,400
Liberty Media Group                                     70,000          706,300
Hilton Hotels Corp.                                     25,000          396,000
Office Depot, Inc.                                      36,000          537,480
Six Flags, Inc.                                         65,000          383,500
Shopko Stores, Inc.                                     15,000          232,200
Tiffany & Co.                                           12,000          569,400
Toys R Us, Inc.                                         30,000          390,000
                                                                   -------------
 TOTAL CONSUMER DISCRETIONARY -- 17.7%                                3,659,280

 CONSUMER NON-DURABLE
Sysco                                                   10,000          336,600
                                                                   -------------
 TOTAL CONSUMER NON-DURABLE -- 1.6%                                     336,600

 CONSUMER STAPLES
CVS Corp.                                               12,000          422,160
                                                                   -------------
 TOTAL CONSUMER STAPLES -- 2.0%                                         422,160

 ENERGY
Rowan Companies, Inc.                                   17,000          407,150
Frontier Oil Corp.                                      15,000          240,000
                                                                   -------------
 TOTAL ENERGY -- 3.1%                                                   647,150

 FINANCIAL
Freddie Mac                                              5,000          280,650
First Data                                              21,000          749,700
Mony Group, Inc.                                        20,500          656,205
Progressive Corp.                                       12,000          885,600
Berkshire Hathaway, Inc. Class B                           800        2,074,000
MGIC Investment Corp.                                   11,000          564,410
Catellus Development Corp.                              29,300          652,511
                                                                   -------------
 TOTAL FINANCIAL -- 28.3%                                             5,863,076

 HEALTH
Dr. Reddy's Lab-ADR                                      6,000          159,960


MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                                       NUMBER            MARKET
                                                     OF SHARES           VALUE
                                                     ---------           -----
 Health - Continued
Bristol-Myers Squibb                                    12,000        $ 304,440
Pfizer, Inc.                                            28,000          884,800
Dentsply International                                  12,000          527,160
                                                               -----------------
 Total Health -- 9.1%                                                 1,876,360

 Industrials
Goodrich (B.F.), Inc.                                    8,000          220,960
Hubbell, Inc., Class B                                  18,000          771,120
Equifax                                                 17,000          415,480
Cendant Corp.                                           32,000          653,760
Cintas                                                  10,000          428,200
Illinois Toolworks, Inc.                                 8,000          588,400
Allied Waste Industries, Inc.                           34,000          383,520
                                                               -----------------
 Total Industrials -- 16.7%                                           3,461,440

 Information Technology
ESC Seagate Tech - Escrow                                3,600                -
Electronic Data Systems                                 21,000          450,450
Manugistics                                             80,000          577,600
Perkinelmer, Inc.                                       40,000          720,400
                                                               -----------------
 Total Information Technology -- 8.5%                                 1,748,450

 Materials
Methanex Corp.                                          17,483          172,557
                                                               -----------------
 Total Materials -- .8%                                                 172,557

 Services
Automatic Data Processing, Inc.                         23,000          868,020
                                                               -----------------
 Total Services -- 4.2%                                                 868,020

 Telecommunications Services
IDT Corp.                                               11,000          210,320
IDT Corp. Class C                                        8,000          148,400
                                                               -----------------
 Total Telecommunications Services -- 1.7%                              358,720


MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------
                                                       NUMBER            MARKET
                                                     OF SHARES           VALUE
                                                     ---------           -----
 Utilities
American Electric Power, Inc.                           15,000        $ 422,850
AES Corp.                                               80,000          700,000
                                                               -----------------
 Total Utilities -- 5.4%                                              1,122,850

      TOTAL COMMON STOCK (Cost $16,622,812)                        $ 20,536,663
                                                               -----------------

 SHORT TERM INVESTMENTS -- .4%
First Western Bank Collective Asset Fund
 (Cost $86,955)                                         86,955           86,955
                                                               -----------------


  TOTAL INVESTMENTS (Cost $16,709,767) -- 99.5%                      20,623,618
  OTHER ASSETS LESS LIABILITIES -- .5%                                   89,200
                                                               -----------------

             NET ASSETS -- 100.00%                                 $ 20,712,818
                                                               =================


    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003
--------------------------------------------------------------------------------


Assets:
   Investments, at market (identified cost $16,709,767)(Note 1)    $ 20,623,618
   Receivables:
      Dividends and interest                                            127,700
      Fund share subscriptions                                                0
      Investments sold                                                        0
                                                                   -------------
               Total asset                                           20,751,318
                                                                   -------------

Liabilities:
   Payables:
      Due to advisor (Note 4)                                            25,764
      Distributions payable                                              12,736
      Investments purchased                                                   0
                                                                   -------------
              Total liabilities                                          38,500
                                                                   -------------
Net Assets                                                         $ 20,712,818
                                                                   =============
Net Assets consist of:
     Common stock (100,000,000 shares of $.0001 par value
      authorized, 1,620,092 shares outstanding)(Note 2)            $        162
     Additional capital paid-in                                      19,383,371
     Accumulated net realized loss on investments                    (2,584,566)
     Net unrealized appreciation on investments                       3,913,851
                                                                   -------------
Net Assets, for 1,620,092 shares outstanding                       $ 20,712,818
                                                                   =============

Net Asset Value, offering and redemption price per share           $      12.78
                                                                   =============



    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2003
--------------------------------------------------------------------------------

Investment Income:
    Interest                                                    $           228
    Dividends                                                           267,673
                                                                ----------------
        Total investment income                                         267,901
                                                                ----------------
Expenses:
   Investment advisory fees (Note 4)                                    170,110
   Service fees (Note 4)                                                 85,055
                                                                ----------------
        Total expenses                                                  255,165
                                                                ----------------

   Net investment income (loss)                                          12,736
                                                                ----------------

Realized and unrealized gain (loss) on investments:
      Net realized loss on investments                                 (864,928)
      Net change in unrealized appreciation on investments            5,397,669
                                                                ----------------
                                                                      4,532,741
                                                                ----------------
Net increase in net assets resulting from operations            $     4,545,477
                                                                ================




    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                Year Ended         Year Ended
                                             October 31, 2003   October 31, 2002
                                             ----------------   ----------------
Increase in Net Assets
Operations:
     Net investment gain (loss)                $      12,736     $      (98,479)
     Net realized loss on investments               (864,928)        (1,494,583)
     Net change in unrealized appreciation
     (depreciation) on investments                 5,397,669         (1,355,195)
                                                 ------------    ---------------
Net increase (decrease) in net assets
  resulting from operations                        4,545,477         (2,948,257)
                                                 ------------    ---------------

Distributions to Shareholders From:
     Net investment income                           (12,736)                 -
                                                 ------------    ---------------

Increase in net assets from Fund share
  transactions (Note 2)                            2,350,997          3,964,132
                                                 ------------    ---------------

Increase in net assets                             6,883,738          1,015,875

Net Assets:
     Beginning of period                          13,829,080         12,813,205
                                                 ------------    ---------------
     End of period                             $  20,712,818     $   13,829,080
                                                 ============    ===============





    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data (For a Share Outstanding Throughout each Period)


                                                     FOR THE YEAR          FOR THE YEAR         FOR THE YEAR       FOR THE PERIOD
                                                        ENDED                 ENDED                ENDED                ENDED
                                                   OCTOBER 31, 2003      OCTOBER 31, 2002     OCTOBER 31, 2001    OCTOBER 31, 2000*
                                                  -----------------     -----------------     ----------------   ------------------
Net Asset Value, Beginning of Period             $             9.88    $            11.83    $           12.47   $          12.00
                                                  -----------------     -----------------     ----------------    -----------------


Investment Operations:
  Net investment income (loss)                                 0.01                 (0.07)                0.02               0.06
  Net realized and unrealized gain (loss) on
     investments                                               2.90                 (1.88)               (0.59)              0.42
                                                  -----------------     -----------------     ----------------    -----------------
       Total income (loss) from investment                     2.91                 (1.95)               (0.57)              0.48
          operations                              -----------------     -----------------     ----------------    -----------------


Distributions:
  From net investment income                                  (0.01)                    -                (0.07)             (0.01)
                                                  -----------------     -----------------     ----------------    -----------------
       Total distributions                                    (0.01)                    -                (0.07)             (0.01)
                                                  ------------------    -----------------     ----------------    -----------------

Net Asset Value, End of Period                   $             12.78   $             9.88    $           11.83   $         12.47
                                                  ==================    =================     ================    =================

Total Return                                                  29.43%              (16.48)%              (4.60)%             3.97%

Ratios/Supplemental Data
   Net assets, end of period (in 000's)          $           20,713    $           13,829    $          12,813   $         9,965
   Ratio of expenses to average net assets                     1.50%                 1.50%                1.50%             1.50%(1)
   Ratio of net investment income
     to average net assets                                     0.08%               (0.65)%                0.12%             0.62%(1)
   Portfolio turnover rate                                    23.20%                25.25%               50.93%            20.57%



(1) Annualized
*   The Meehan Focus Fund commenced operations on December 10, 1999.



                           The accompanying notes are an integral part of the financial statements.



                          INDEPENDENT AUDITOR'S REPORT







To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.
Washington, D.C.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments, as of October 31, 2003, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Meehan Mutual Funds, Inc. as of October 31, 2002 and for all periods ended at or prior thereto were audited by other independent accountants whose report dated November 21, 2002 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meehan Focus Fund, as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




BRADY, MARTZ & ASSOCIATES, P.C.
Bismarck, North Dakota, USA
November 21, 2003

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2003

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
      Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

      The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2003

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (CONTINUED)
e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.    CAPITAL SHARE TRANSACTIONS

      Transactions in shares of the Fund for the year ended October 31, 2003 were as follows:


                                                                SHARES               AMOUNT

      Sold..................................................... 248,890            $2,650,862
      Reinvestments.........................................          -                     -
      Redeemed.............................................     (29.045)             (299,865)
                                                               ---------           -----------

      Net Increase...........................................   219,845            $2,350,997
                                                                =======            ==========

      Transactions in shares of the Fund for the year ended October 31, 2002 were as follows:
                                                                SHARES               AMOUNT
      Sold..................................................... 318,258            $3,972,274
      Reinvestments.........................................          -                     -
      Redeemed.............................................        (928)               (8,142)
                                                               ----------          -----------

      Net Increase...........................................   317,330            $3,964,132
                                                                =======            ==========


3.    INVESTMENT TRANSACTIONS
      The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2003, were as follows:

            Purchases. . . . . . . . . . . . . . . . . . . .$6,135,279

            Sales . . . . . . . . . . . . . . . . . . . . .  3,952,694

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2003

3.    INVESTMENT TRANSACTIONS-(CONTINUED)
      At October 31, 2003, unrealized appreciation of investments for tax purposes was as follows:

            Appreciation. . . . . . . . . . . . . . . . .  $ 4,914,369
            Depreciation . . . . . . . . . . . . . . . . .  (1,000,518)
                                                            -----------
            Net appreciation on investments . . . . . . . .$ 3,913,851
                                                           ===========

      At October 31, 2003, the cost of investments for federal income tax purposes was $16,709,767.


4.    ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
      The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the year ended October 31, 2003, the Advisor received fees of $170,110.


      The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the year ended October 31, 2003 the advisor received fees of $85,055.

      The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services. For the period November 1, 2002 through November 30, 2002, the Fund and the Advisor had entered into an Investment Company Services Agreement (the "ICSA") with InCap Service Company to provide day-to-day operational services to the Fund.

      The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2003

4.         ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(CONTINUED)
      The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund. For the period November 1, 2002 through November 30, 2002, the Fund and the Advisor had entered into a Distribution Agreement with InCap Securities, Inc. to provide distribution services to the Fund.

      The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2004.

      One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

5.    DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      The tax character of distributions paid during the years ended October 31, 2003 and 2002 were as follows:

                                                 2003          2002
                                                 ----          ----
Distributions from ordinary income            $12,736        $      -
                                              =======        ========

      As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $           0
Unrealized appreciation of securities               3,913,851
Capital loss carry forward                         (2,584,566)
                                                  -----------
                                                $  1,329,285


The fund has a capital loss carryforward of $2,584,566, of which $366 expires in 2008, $224,689 expires in 2009, $1,494,583 expires in 2010 and $864,928 expires in 2011.

DIRECTORS AND OFFICERS AS OF OCTOBER 31, 2003

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX        OTHER
                                      LENGTH OF      OVERSEEN BY   DIRECTORSHIPS
                          POSITION   TIME SERVED      DIRECTOR          HELD
NAME, AGE AND ADDRESS
------------------------------------------------------------------------------
Thomas P. Meehan (63)    President    Since 1999       1           None
1900 M Street, N.W.     and Director
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Edgemoor Capital Management, Inc., a registered investment Advisor, since October 1999. President, Sherman , Meehan, Curtin & Ain, P.C. , a Washington , DC , law firm (1993 thru September, 1999). Trustee, Sherman , Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

------------------------------------------------------------------------------
Andrew Ferrentino (63)  Independent   Since 1999       1           None
7904 Horseshoe Lane       Director
Potomac , MD  20854

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998

------------------------------------------------------------------------------
Peter R. Sherman (64)   Independent   Since 2003       1           None
5123 Tilden Street, N.W.  Director
Washington , D.C. 20016

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to present; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

------------------------------------------------------------------------------
Robert J. Zutz (50)      Secretary    Since 1999       1           None
1800 Massachusetts Ave.,
N.W.
Washington, D.C. 20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner, Kirkpatrick & Lockhart LLP (law firm).

------------------------------------------------------------------------------
Paul P. Meehan  (40)        Vice      Since 2002       1           None
1900 M Street, N.W.      President
Suite 600               & Treasurer
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice-President, Edgemoor Capital Management, Inc., December 2002 to present; Attorney, United States Environmental Protection Agency, 1997 - 2002.

------------------------------------------------------------------------------
David A. Marsden  (34)      Vice      Since 2002       1           None
1900 M Street, N.W.      President
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice-President, Edgemoor Capital Management, Inc., December 2002 to present; Assistant Financial Planner, Attiliis & Associates, Ltd., April 2000 - December 2001; Pension Analyst, Plumbers and Pipefitters National Pension Fund, September 1999 - April 2000.




Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Both Thomas P. Meehan and Paul P. Meehan qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Tom and Paul are affiliated with the advisor.

ITEM 2. CODE OF ETHICS

As of the end of the period October 31, 2003, Meehan Mutual Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the President and Treasurer. A copy of this code of ethics were filed as an exhibit to the Form N-CSR filed with the Securities and Exchange Commission
(SEC) on December 22, 2003, Accession No. 0000898432-03-001258.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of Meehan Mutual Funds, Inc. has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable to the registrant.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the President and Treasurer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 9, 2003.

(b) There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Meehan Mutual Funds, Inc. that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR was filed as Exhibit 99.CODEETH to the Form N-CSR filed with the SEC on December 22, 2003, Accession No. 0000898432-03-001258.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 were filed as Exhibit 99.CERT to the Form N-CSR filed with the SEC on December 22, 2003, Accession No. 0000898432-03-001258.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 were filed as Exhibit 99.906CERT to the Form N-CSR filed with the SEC on December 22, 2003, Accession No. 0000898432-03-001258.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         MEEHAN MUTUAL FUNDS, INC.
Date:   December 10, 2003


                                         /s/Thomas P. Meehan
                                         -------------------------
                                         Thomas P. Meehan
                                         President


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:   December 10, 2003


                                         /s/Thomas P. Meehan
                                         -------------------------
                                         Thomas P. Meehan
                                         President


Date:   December 10, 2003

                                         /s/Paul P. Meehan
                                         -------------------------
                                         Paul P. Meehan
                                         Treasurer